Other relevant events of the year (Details Narrative) - USD ($) $ / shares in Units, $ in Millions	Apr. 12, 2021	Jun. 18, 2021
Statement [Line Items]
Public offering	80,000,000
Warrants issued	80,000,000
Warrants right description	Each right corresponding to one share (or GDS) allowed its holder to subscribe 0.1382465082 new ordinary shares and receive free of charge an option with the right to subscribe 1 additional ordinary share in the future. The final subscription price for the new shares was ARS 58.35 or USD 0.36 and for the new GDS it was USD 3.60. The new shares, registered, of ARS 1 (one peso) of par value each and with the right to one vote per share gives the right to receive dividends under the same conditions as the current shares in circulation.
Exercise price of the warrants	$ 0.432
Proceeds from issuance of shares	$ 28.8
Increased capital stock	658,676,460
Catalinas [Member]
Statement [Line Items]
Advanced recieved against purchase-sale bill		$ 2.0
Transaction price		$ 7.0